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                                                                  Exhibit 10.38

                                                                  EXECUTION COPY

                                  CONFIDENTIAL

                 ----------------------------------------------

                              AMENDED AND RESTATED

                               OPERATING AGREEMENT

                                       OF

                                WWWX-JENCOM, LLC

               -------------------------------------------------


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
ARTICLE I                  FORMATION OF LIMITED LIABILITY COMPANY GENERAL

                           PROVISIONS............................................................................1

         Section 1.1       Formation.............................................................................1

         Section 1.2       Name..................................................................................1

         Section 1.3       Purpose...............................................................................1

         Section 1.4       Offices...............................................................................2

         Section 1.5       Nature of Partners' Interests, Non-Partition..........................................2

         Section 1.6       Duration of Company...................................................................2

         Section 1.7       Further Assurances....................................................................2

         Section 1.8       Classification for Tax Purposes.......................................................2

ARTICLE II                 MEMBERS, MEMBERSHIP INTERESTS AND CAPITAL CONTRIBUTIONS; LOANS........................3

         Section 2.1       Membership and Participation Percentages..............................................3

         Section 2.2       WWWX Assignment.......................................................................3

         Section 2.3       Capital Accounts......................................................................3

         Section 2.4       Use of Capital Contributions and Loans................................................3

         Section 2.5       Additional Capital Contributions / Members' Loans.....................................3

         Section 2.6       Operating Deficits....................................................................4

         Section 2.7       Permitted Outside Activities..........................................................4

         Section 2.8       Liability of Members..................................................................4

ARTICLE III                MEETINGS OF MEMBERS...................................................................5

         Section 3.1       Annual Meetings; Special Meetings.....................................................5

         Section 3.2       Place of Meetings.....................................................................5

         Section 3.3       Notice of Meetings....................................................................5

         Section 3.4       Quorum of and Action by Members.......................................................5

         Section 3.5       Voting by Members.....................................................................6

         Section 3.6       Action Without a Meeting; Telephone Meetings..........................................6

ARTICLE IV                 MANAGEMENT............................................................................6

         Section 4.1       Management............................................................................6

         Section 4.2       Liability: Indemnification of the Manager.............................................8

         Section 4.3       Interested Manager and Officers.......................................................8

         Section 4.4       Manager's Compensation and Reimbursement..............................................9

         Section 4.5       Time Devoted to Company...............................................................9

         Section 4.6       Records and Reports...................................................................9

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

         Section 4.7       Fiscal Year...........................................................................9

         Section 4.8       Reports..............................................................................10

         Section 4.9       Required Filings.....................................................................10

         Section 4.10      Inspection of Records................................................................10

         Section 4.11      Annual Budget........................................................................11

         Section 4.12      Liability of Manager.................................................................11

ARTICLE V                  OFFICERS.............................................................................11

         Section 5.1       Officers.............................................................................11

         Section 5.2       Compensation.........................................................................11

         Section 5.3       Term of Office; Removal; Filling of Vacancies........................................11

         Section 5.4       Chairman.............................................................................12

         Section 5.5       President............................................................................12

         Section 5.6       Vice Presidents......................................................................12

         Section 5.7       Secretary............................................................................12

         Section 5.8       Assistant Secretary..................................................................12

         Section 5.9       Treasurer............................................................................12

         Section 5.10      Additional Powers and Duties.........................................................12

ARTICLE VI                 ACCOUNTING AND TAX MATTERS; REPORTS; BANKING.........................................13

         Section 6.1       Books and Records; Capital Accounts..................................................13

         Section 6.2       Returns Tax..........................................................................13

         Section 6.3       Tax Matters Person...................................................................13

         Section 6.4       Tax Elections........................................................................13

         Section 6.5       Bank Accounts; Investment of Company Funds...........................................13

ARTICLE VII                TRANSFER OF COMPANY INTERESTS, WITHDRAWAL OF

                           MEMBERS, BUY/SELL PROVISIONS.........................................................14

         Section 7.1       Assignment and Transfer..............................................................14

         Section 7.2       Expenses.............................................................................15

         Section 7.3       Withdrawal of Members................................................................15

         Section 7.4       Death, Legal Incapacity, Dissolution or Bankruptcy of a Member.......................15

         Section 7.5       Status of Interests Transferred......................................................16

ARTICLE VIII               DISSOLUTION AND TERMINATION..........................................................16

         Section 8.1       Dissolution..........................................................................16

         Section 8.2       Appointment of Liquidating Member....................................................17

         Section 8.3       Distributions and Other Matters......................................................17

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

         Section 8.4       Distributions of Property............................................................17

         Section 8.5       Action During Liquidation: Statements of Account.....................................18

ARTICLE IX                 REPRESENTATIONS, WARRANTIES AND COVENANTS............................................18

         Section 9.1       Representations and Warranties.......................................................18

ARTICLE X                  AMENDMENTS...........................................................................22

         Section 10.1      Amendments...........................................................................22

ARTICLE XI                 MISCELLANEOUS........................................................................22

         Section 11.1      Manner of Giving Notice..............................................................22

         Section 11.2      Waiver of Notice.....................................................................22

         Section 11.3      No Company Seal......................................................................22

         Section 11.4      Public Announcements.................................................................22

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                              AMENDED AND RESTATED
                             OPERATING AGREEMENT OF
                               WWWX-JENCOM, L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

     This Amended and Restated Limited Liability Company Agreement (this "AGREEMENT") of WWWX-JENCOM, L.L.C. (the "COMPANY"), a limited liability company organized pursuant to the Delaware Limited Liability Company Law of 1994 (as amended, the "ACT"), made as of the 7th day of January, 2000, is entered into by and between WorldWide Web NetworX Corporation ("WWWX"), a Delaware corporation, and JenCom Digital Technologies, LLC ("JENCOM"), a Delaware limited liability company and amends and restates in its entirety the Limited Liability Company Agreement of WWWX - JenCom, L.L.C. dated as of April 28, 1999 (the "PRIOR AGREEMENT").

                                   ARTICLE I

            FORMATION OF LIMITED LIABILITY COMPANY GENERAL PROVISIONS

SECTION 1.1 FORMATION

     WWWX and JENCOM have heretofore formed and shall operate a limited liability company under the Act and in accordance with the terms of this Agreement and the Company's Articles of Organization. The Company shall exist under and be governed by, and this Agreement shall be construed in accordance with, the laws of the State of Delaware. WWWX and JENCOM have caused to be filed with the Secretary of State of Delaware the Certificate of Formation of the Company.

SECTION 1.2 NAME

     The name of the Company shall be WWWX-Jencom, L.L.C., and all business of the Company shall be conducted in such name or in such operational names as determined, from time to time by the Manager.

SECTION 1.3 PURPOSE

     WWWX and JENCOM desire to form and operate the Company pursuant to this Agreement and other related documents and instruments, as a limited liability company under Delaware law (hereinafter the "Company"). The purpose and character of the business of the Company shall be to develop products and services utilizing modern technology and to carry on any other lawful business, purpose or activity which the Members may unanimously from time to

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time determine. The Company shall have all of the powers provided for a limited liability company under the Act.

SECTION 1.4 OFFICES

     The principal place of business of the Company shall be 220 West 19th Street, New York, NY, 10011, or such other principal place of business as the Manager may from time to time determine. The Company may have, in addition to such office, such other offices and places of business at such locations, both within and without the State of Delaware, as the Manager may from time to time determine or the business and affairs of the Company may require.

SECTION 1.5 NATURE OF PARTNERS' INTERESTS, NON-PARTITION

     The interests of the Members in the Company shall be personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member individually shall have any ownership of such property. Except as otherwise stated and provided herein, no Member shall be entitled to seek partition of any Company property.

SECTION 1.6 DURATION OF COMPANY

     The term of the Company commenced upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware and shall continue in existence and be perpetual unless terminated pursuant to any provisions of this Agreement or as otherwise provided by law.

SECTION 1.7 FURTHER ASSURANCES

     The parties hereto will execute whatever certificates and documents, and will file, record and publish such certificates and documents, which are required to form and operate a limited liability company under the Act.

SECTION 1.8 CLASSIFICATION FOR TAX PURPOSES

     The Members hereby acknowledge their intention that the Company be classified, for federal and state income tax purposes, as a partnership and not as an association taxable as a corporation, pursuant to Section 7701(a)(2) of the Code, and agree that the provisions of this Agreement shall be construed in a manner to give full effect to such intent.

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                                   ARTICLE II

         MEMBERS, MEMBERSHIP INTERESTS AND CAPITAL CONTRIBUTIONS; LOANS

SECTION 2.1 MEMBERSHIP AND PARTICIPATION PERCENTAGES

     The names, addresses and membership interest of each of the Members is as follows:

NAMES AND ADDRESSES                    PARTICIPATION PERCENTAGE

WorldWide Web NetworX Corporation                  50%
521 Fellowship Road
Suite 130
Mt. Laurel, NJ  08054

JenCom Digital Technologies, LLC                   50%
18 West 18th Street
New York, NY  10011

SECTION 2.2 WWWX ASSIGNMENT

     Simultaneously with the execution and delivery of the Prior Agreement, WWWX assigned, transferred, delivered and conveyed to the Company all of its right, title and interest in and to the "Purchased Assets" purchased by WWWX from JenCom on the date of the execution and delivery of the Prior Agreement.

SECTION 2.3 CAPITAL ACCOUNTS

     The Company shall establish and maintain a Capital Account for each Member in accordance with GAAP.

SECTION 2.4 USE OF CAPITAL CONTRIBUTIONS AND LOANS

     The Capital Contributions of the Members, all proceeds of Company borrowings, and any Additional Capital Contributions and Members' Loans made pursuant to this Agreement shall be used and applied for any Company purpose as determined by the Members.

SECTION 2.5 ADDITIONAL CAPITAL CONTRIBUTIONS / MEMBERS' LOANS

     (A) Unless agreed to by all the Members, no Member shall be required to make any Capital Contributions or Members' Loans to the Company. It is understood that WWWX had loaned to JenCom in connection with the Purchased Assets a $900,000.00 ten-year interest free loan and that said loan has been transferred to the Company. The loan is to be repaid at the earliest of the following: (1) ten years from March 15, 1999, or (2) an investment into the Company of a minimum of $10,000,000, or (3) the sale of any asset by the Company exceeding $5,000,000. The $900,000 will be recorded as an interest free members' loan which will be

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further used by the Manager in connection with the operations and development of the Company as a member loan.

     (B) At any time and from time to time after the date hereof, any Member may (but shall not be obligated to) make Additional Capital Contributions or Members' Loans to the Company, if the Members unanimously approve in advance each such Additional Capital Contribution and Members' Loans.

     (C) If any Member advances any funds to the Company after the date of this Agreement (except in the case of Additional Capital Contributions) with the approval of all the Members, such advances will be treated as Members' Loans, will not increase such Members membership interest, and the amount thereof will be a debt due from the Company to such Member, to be repaid with interest thereon accruing at the fluctuating prime rate of interest published from time to time by The Wall Street Journal (or, if The Wall Street Journal is no longer published, the prime rate published in a publication of national circulation selected by the Manager) plus two percent (2%), or as otherwise unanimously approved by the Members.

SECTION 2.6 OPERATING DEFICITS

     In the event that the Manager determines that the Company requires additional funds to meet operating expenses or required capital improvements, or for any other proper Company purpose (in any such case, an "Operating Deficit'), the Manager may, with the prior unanimous consent of the Members, either (1) request that the Members, pro rata in accordance with their then respective Participation Percentages, advance funds in the amount so required, but in no event will the Members be obligated to make such an advance or (2) obtain loans on such terms as the Members approve unanimously, (3) if loans are not available on terms satisfactory to the Members, unanimously, obtain additional equity participation in the Company by the admission of additional Members and the pro rata reduction of the existing Members' membership interests, or (4) take such other actions, and explore and pursue such other financing options as the Members may unanimously deem appropriate under the circumstances.

SECTION 2.7 PERMITTED OUTSIDE ACTIVITIES.

     JENCOM and WWWX acknowledge that (a) the business of the Company may involve business dealings with other businesses in which JENCOM, WWWX or their affiliates have an interest, (b) JENCOM and WWWX and their affiliates may maintain such other interests and activities, and (c) the Company, JENCOM and WWWX each waives any rights it might otherwise have to share or participate in such other interests or activities of JENCOM and WWWX or their affiliates.

SECTION 2.8 LIABILITY OF MEMBERS

     No Member shall be liable for the debts, liabilities, contracts or other obligations of the Company except to the extent of any unpaid capital contributions it has agreed to make to the Company and its share of the assets (including undistributed revenues) of the Company; no Member shall be required to make any loans or capital contributions to the Company, except as

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may be agreed between a Member and the Company, with approval of all of the
Members. The Company shall indemnify and hold harmless each Member in the event and Member (a) becomes liable, notwithstanding the preceding sentence, for any debt, liability, contract or other obligation of the Company except to the extent expressly provided in the preceding sentence or (b) is directly or indirectly required to make any payments with respect thereto.

                                  ARTICLE III

                               MEETINGS OF MEMBERS

SECTION 3.1 ANNUAL MEETINGS; SPECIAL MEETINGS

     An annual meeting of the Members, commencing with the year 1999, shall be held within four months following the end of the fiscal year of the Company. At such meeting, the Members shall transact such business as may properly be brought before the meeting. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Member. Only business within the purpose or purposes described in the notice of special meeting of Members may be conducted at the meeting unless the Members otherwise agree.

SECTION 3.2 PLACE OF MEETINGS

     Meetings of Members shall be held at such places, within or without the State of Delaware, as may from time to time be fixed by the Manager or as shall be specified or fixed in the respective notices or waivers of notice thereof.

SECTION 3.3 NOTICE OF MEETINGS

     Written or printed notice stating the place, day and hour of each meeting of the Members and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than five nor more than 45 days before the date of the meeting, either personally or by mail, telegram, express courier or telefax or similar communication, by or at the direction of the person(s) calling the meeting, to each Member entitled to vote at the meeting.

SECTION 3.4 QUORUM OF AND ACTION BY MEMBERS

     A majority of the membership interests of the Members, represented in person or by proxy, shall be requisite to and shall constitute a quorum at each meeting of Members for the transaction of business, except as otherwise provided by the Act. With respect to any matter, the majority vote of the Members shall be required to constitute the act of the Members except as otherwise required under the terms of this Agreement. The Members represented in person or by proxy at a meeting of Members at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a majority vote of the Members represented in person or by proxy at that meeting. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally convened.

SECTION 3.5 VOTING BY MEMBERS

     A Member shall be entitled to a number of votes equal to the product of such Member's membership interest (expressed as a percentage of 1.0) multiplied times 100, on each matter submitted to a vote at a meeting of Members or otherwise. For example, a 33.33% membership interest is entitled to 33.33 votes. At any meeting of the Members, every Member having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such Member. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member, shall be treated as an execution in writing for purposes of this Section 3.5. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Each proxy shall be delivered to the Manager prior to or at the time of the meeting.

SECTION 3.6 ACTION WITHOUT A MEETING; TELEPHONE MEETINGS

     Any action required by the Act to be taken at any annual or special meeting of Members, or any action which may be taken at any annual or special meeting of Members, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the Members. A telegram, telex, cablegram or similar transmission by a Member, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this Section 3.6. Subject to the provisions of applicable law and this Agreement regarding notice of meetings, Members may participate in and hold a meeting by using conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a telephone meeting pursuant to this Section
3.6 shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

                                   ARTICLE IV

                                   MANAGEMENT

SECTION 4.1 MANAGEMENT

     The day to day business and affairs of the Company shall be managed, subject to the terms and conditions set forth herein, by jointly by a designee of WWWX, initially Warren Rothstein and a designee of JENCOM, initially Henry Kauftheil (collectively, the "Manager"); provided that the Manager shall have no authority, without the prior approval of all Members to make the following major decisions (each being a "Major Decision"):

          (a)  amendment of the Certificate of Formation of the Company;

          (b)  amendment of this Agreement;

          (c) amendment of the Annual Work Plan and Budget of the Company to be submitted for the Members' approval;

          (d) approval of a transfer of a Members interest or admission of a Member;

          (e) agreement to continue the business of the Company after an event of dissolution specified in Section VIII;

          (f) creation, incurrence, assumption, or guarantee of any indebtedness for money borrowed, or an increase of the amount of any indebtedness outstanding under any loan agreement, mortgage, or other borrowing arrangement, in either case in excess of the amounts approved in the Annual work Plan and Budget;

          (g) assigning, transferring, pledging, compromising or releasing of any of the claims of or debts due the Company except upon payment in full, or arbitrating or consenting to the arbitration of any of the disputes or controversies of the Company;

          (h) any action which would cause the Company to become a surety, guarantor or accommodation party to any obligation;

          (i) any action which would cause the Company to grant a security interest to any third party in any of the Company's assets;

          (j) making, executing, or delivering any assignment for the benefit of creditors or taking any action on behalf of the Company with respect to any bankruptcy decisions, including, without limitation, initiating any bankruptcy or insolvency proceedings, or liquidating, dissolving or winding up the Company;

          (k) acquiring or agreeing to acquire any equity interest in any entity or any of such entity's assets or approval of a merger, consolidation or other reorganization of the Company, including, without limitation, entering into an operating agreement to form an separate legal entity in which the Company will have an equity interest and whose other equity participants may include providers of various systems of Electronic Business, product data base management, other information technology and investment recovery operations;

          (l) making of, or entry into, any obligation on behalf of the Company for a commitment, or making of any capital expenditure, in excess of the amounts approved in the Annual Work Plan and Budget;

          (m) lending funds belonging to the Company to any Member or any third party or extend to any person, firm or corporation, credit on behalf of the Company, except for the extension of credit in the ordinary course of the Company's business to trade debtors in excess of the amounts approved in the Annual Work Plan and Budget;

          (n) making, execution or delivery of any contract or other transaction with the officers of the Company or other related party of the Company, including compensation of management;

          (o) authorizing or approving a fundamental change in the business of the Company, including a sale of all or substantially all of its assets;

          (p) approving any other matter in which the approval of the Members is expressly required by this Agreement or by the Act; or

          (q)  entering into an agreement to do or effect any of the foregoing.

SECTION 4.2 LIABILITY: INDEMNIFICATION OF THE MANAGER

     The Company shall indemnify, defend and hold harmless each Member, each of their officers, directors, employee and agents, the Manager and each of its officers, directors, employees and agents and such other officers appointed by the Manager, and any other Person acting as an agent of the Company to whom the Manager shall specifically and in writing have conferred rights hereunder (each, an "Indemnified Person"), against any loss, expense, damage, claim, liability, obligation, judgment or injury suffered or sustained by such Indemnified Person by reason of any act, omission or alleged act or omission by such Indemnified Person, arising out of such Indemnified Person's activities on behalf of the Company or in furtherance of the interests of the Company, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened actions, proceedings or claims, all costs of which shall be charged to and paid by the Company as incurred; provided, however, that the acts, omissions or alleged acts or omissions upon which such actual or threatened actions, proceedings or claims are based were performed or omitted in good faith and within the scope of such Person's authority hereunder, and were not fraudulent, in bad faith or a result of wanton and willful misconduct or gross negligence by such Indemnified Person.

SECTION 4.3 INTERESTED MANAGER AND OFFICERS

     No transaction between the Company and one or more of its Members, the Manager or officers, or between the Company and any other business entity in which one or more of its Members, the Manager or officers have an interest shall be void or voidable solely for this reason, or solely because the Manager or officer is present at or participates in the meeting of the Manager which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to the transaction are disclosed or are known to the Members entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the disinterested Members; and (b) the transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Manager or the Members.

SECTION 4.4 MANAGER'S COMPENSATION AND REIMBURSEMENT

     The compensation, if any, of the Manager shall be fixed from time to time by all of the Members. The reimbursement, if any, of the Manager for reasonable expenses incurred in managing the Company may be allowed from time to time by the Manager.

SECTION 4.5 TIME DEVOTED TO COMPANY

     The Manager shall devote such time to Company business as the Manager deems necessary to manage and supervise Company business and affairs in an efficient manner; but nothing in this Agreement shall preclude the employment of any agent, third party or affiliate to manage or provide other services with respect to the Company's assets or business as the Members shall determine.

SECTION 4.6 RECORDS AND REPORTS.

     The Manager, at the expense of the Company, shall keep or cause to be kept adequate books of account and records (which books and records are to be the property of the Company), setting forth a true and accurate account of the business and affairs of the Company. The books of account of the Company will be kept on the accrual basis method of accounting for financial accounting reporting and federal income tax purposes and maintained in accordance with GAAP. Such books and records are to be kept at the principal place of business of the Company and are to include:

          (a) Information regarding the status of the business and financial condition of the Company.

          (b) A copy of the Company's federal, state and local income tax returns for each year.

          (c) A current list of the name and last known business, residence or mailing address of each Member and its Members interests.

          (d) A copy of this Agreement and the Certificate of Formation and all amendments to both.

          (e) Information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each became a Member.

SECTION 4.7 FISCAL YEAR

     The fiscal year of the Company will be the calendar year for financial reporting and federal income tax purposes.

SECTION 4.8 REPORTS

     Unless other determined by the Members, the Manager shall cause to be prepared and delivered to the Members:

          (a) Within 30 days after the end of each quarterly period of each fiscal year of the Company, an operating report for such quarterly period;

          (b) Within 30 days after the end of each of the first three quarterly periods of each fiscal year of the Company, an unaudited balance sheet and related unaudited statement of income and retained earnings (or changes in Member capital) and of cash flow for such quarterly period and for the portion of the fiscal year through the end of such fiscal quarter, setting forth in each case in comparative form the figures for the previous period;

          (c) Within 60 days after the end of each fiscal year of the Company, a regular annual audit of the Company's financial records by the Company's independent auditors, including an audited balance sheet of the Company as of the end of such fiscal year and a related audited statement of income, retained earnings (or changes in member capital) and of cash flow (and capital proceeds, if any) for such fiscal year, putting forth in each case in comparative form the figures for the previous fiscal year; and

          (d) At such time or times requested, such other or additional reports as may be reasonably requested by a Member.

SECTION 4.9 REQUIRED FILINGS

     The Manager shall cause the Company to file, at the Company's expense, on or before the dates the same may be due, giving effect to extensions obtained, all reports, returns and applications which may be required under the Act or any other governmental or quasi-governmental body having jurisdiction. The Manager shall furnish copies of all such reports, returns and applications to the Members, such furnishing to occur not less than three business days prior to filing except in the case of reports that are routine and non-substantive. All reports, returns and applications which may be required by any taxing authority will be handled by the Manager, pursuant to the provisions of Section 6.2. Copies of all accounts, reports and other filings pertaining to the Company furnished by a Member or the Company to any regulatory authority are to be available to all Members upon request. Copies of all reports and notices pertaining to the Company furnished by the accountants for the Company are to also be available to all Members upon request.

SECTION 4.10 INSPECTION OF RECORDS

     The books and records of the Company will be open to inspection, examination and audit and available for copying by each Member at all reasonable times with reasonable prior notice. Any Member exercising its right to inspect, examine, audit or copy all or any portion of such books and records will bear all direct out-of-pocket expenses incurred by both that Member and the Company in connection with the same.

SECTION 4.11 ANNUAL BUDGET

     By not later than October 31 of each year, the Manager will prepare and present to the Members an Annual Workplan and Budget for the succeeding fiscal year for the Member's review and unanimous approval. If such Annual Workplan and Budget is not approved, the Annual Workplan and Budget then in effect shall continue in effect, adjusted by the percentage change in the Consumer Price Index from the previous year, until a new Annual Workplan and Budget is approved.

SECTION 4.12 LIABILITY OF MANAGER

     The Manager shall not be liable for the debts, liabilities, contracts or other obligations of the Company; provided, however, that the Manager shall be liable for any debts, liabilities, contracts or other obligations of the Company incurred or agreed to by such Manager without authorization and in violation of
Section 4.1 of this Agreement.

                                   ARTICLE V

                                    OFFICERS

SECTION 5.1 OFFICERS

     The Manager may designate one or more individuals (who may or may not be the Manager) to serve as officers of the Company. The Company shall have such officers as the Manager may from time to time determine, which officers may (but need not) include a Chairman, a President, one or more Vice Presidents (and in case of each such Vice President, with such descriptive title, if any, as the Manager shall deem appropriate), a Secretary, an Assistant Secretary and a Treasurer. Any two or more offices may be held by the same person.

SECTION 5.2 COMPENSATION

     The compensation, if any, of all officers of the Company shall be fixed from time to time by the Members acting unanimously.

SECTION 5.3 TERM OF OFFICE; REMOVAL; FILLING OF VACANCIES

     Each officer of the Company shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement disqualification or removal from office. Any officer designated by the Manager may be removed at any time by the Manager whenever in his judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Designation of an officer shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Manager.

SECTION 5.4 CHAIRMAN

     The Chairman, if one is designated by the Manager, shall preside at meetings of the Manager and the Members. He shall assist the Manager in the formulation of policies of the Company, and shall be available to other officers for consultation and advice.

SECTION 5.5 PRESIDENT

     The President, if one is designated by the Manager, shall be the chief executive officer of the Company and shall have general supervision of the affairs of the Company.

SECTION 5.6 VICE PRESIDENTS

     Each Vice President that is designated by the Manager shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President or the Manager.

SECTION 5.7 SECRETARY

     The Secretary, if one is designated by the Manager, shall keep and account for the records of the Company.

SECTION 5.8 ASSISTANT SECRETARY

     The Assistant Secretary, if one is designated by the Manager, shall generally assist the Secretary.

SECTION 5.9 TREASURER

     The Treasurer, if one is designated by the Manager, shall be the chief accounting and financial officer of the Company and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Company.

SECTION 5.10 ADDITIONAL POWERS AND DUTIES

     In addition to the foregoing especially enumerated duties, services and powers, the several officers of the Company shall perform such other duties and services and exercise such further powers as may be provided by statute, the Certificate of Formation or this Agreement, or as the Manager may from time to time determine or as may be assigned to them by any competent superior officer. In addition to the designation of officers and the enumeration of their respective duties, services and powers, the Manager may grant powers of attorneys to individuals to act as agent for or on behalf of the Company, to do any act which would be binding on the Company, to incur any expenditures on behalf of or for the Company, or to execute, deliver and perform any agreements, acts, transactions or other matters on behalf of the Company. Such powers of attorney may be revoked or modified as deemed necessary by the Manager.

                                   ARTICLE VI

                  ACCOUNTING AND TAX MATTERS; REPORTS; BANKING

SECTION 6.1 BOOKS AND RECORDS; CAPITAL ACCOUNTS


     An individual capital account shall be established and maintained by the Company for each Member in accordance with the applicable provisions of the Code and the Treasury Regulations, including Section 1.704-1(b)(2)(iv). The Manager, after notice to the Members, is authorized to modify the manner in which the capital accounts are maintained if the Manager determines that such modification (a) is required or prudent to comply with the Treasury
Regulations and (b) is not likely to have a material effect on the amounts distributable to any Member upon the dissolution of the Company.


SECTION 6.2 RETURNS TAX

     The Manager shall prepare or cause to be prepared and timely file all federal, state and local income and other tax returns and reports as may be required as a result of the business of the Company.

SECTION 6.3 TAX MATTERS PERSON

     JENCOM shall be the initial tax matters person ("TMP") under Section 6231 of the Code. A TMP may be removed, and a successor TMP be selected, by the majority vote of the Members. The TMP shall not take any actions (including without limitation extending the statute of limitations, filing a request for administrative adjustment filing suit concerning any Company tax matter, or entering into a settlement agreement relating to any Company tax matter), or execute or file any statements or forms, on behalf of the Company unless and until the TMP is authorized to do so by the majority vote of the Members.

SECTION 6.4 TAX ELECTIONS

     The manager shall make or cause to be made such accounting and tax elections as directed by the unanimous vote of the Members.

SECTION 6.5 BANK ACCOUNTS; INVESTMENT OF COMPANY FUNDS

     The Manager shall cause one or more accounts to be maintained in the name of the Company in one or more banks, which accounts shall be used for the payment of expenditures incurred in connection with the business of the Company and in which shall be deposited any and all receipts of the Company. All such accounts shall be and remain the property of the Company and shall be received, held and disbursed for the purposes specified in this Agreement. There shall not be deposited in any of such accounts any funds other than funds belonging to the Company, and no other funds shall in any way be commingled with such funds. The Manager may invest the Company funds in accordance with written investment guidelines established from time to time by the Manager approved by all the Members.

                                  ARTICLE VII

    TRANSFER OF COMPANY INTERESTS, WITHDRAWAL OF MEMBERS, BUY/SELL PROVISIONS

SECTION 7.1 ASSIGNMENT AND TRANSFER

     A. No membership interest or other interest of a Member in the Company may be transferred or assigned (including any collateral assignment or pledge of any interest in the Company), in whole or in part, by such Member, and no transferee or assignee thereof may be admitted as a substituted Member of the Company, unless and until, in each instance:

     1. A duly executed and acknowledged instrument of assignment, setting forth the intention of the assignor that the assignee become a substituted Member in its place, is delivered to the remaining Member,

     2. The assignor and assignee execute and acknowledge such other instruments (if any) as the remaining Member reasonably may deem necessary or desirable to effect such admission, which shall include the written acceptance and adoption by the assignee of the provisions of this Agreement and may include the assumption of any unperformed obligation of the assignor provided that such assignor shall not thereby be released from any of its unperformed obligations that arose on or prior to the date of the assignment, specifically including, without limitation, its obligations hereunder to make Capital Contributions required prior to the date of the assignment on the terms herein provided;

     3. The written consent of the other Member of the Company, which consent may not be unreasonably witheld, shall have been obtained;

     4. Such interest shall first be offered to the remaining Member for a period of thirty (30) days at a price (the "OFFER PURCHASE PRICE") equal to that intended to be offered by the selling Member to third parties. If the remaining Member elects to exercise the right of first offer granted hereby, it must make an offer on the entire interest intended to be offered by the selling Member. If the selling Member has not received a written offer from the remaining Member on terms satisfactory to it within such thirty (30) day period, it shall then be free, subject to the provisions of this Article VII, to sell the interest offered to the remaining Member on the terms of the offer. If the selling Member fails to so dispose of its interest within one hundred eighty (180) days from its right to do so, the first offer procedure established by this Section 7.1 shall be reinstated. In the event a Member elects to exercise the right of first offer granted hereby, the price shall be payable in the manner and on the terms of the third party offer;

     B. Notwithstanding anything to the contrary contained in this Article VII, JENCOM may from time to time transfer its interest in the Company, or any part thereof, to an Affiliate or from such Affiliate back to JENCOM without the consent of any other Member that might otherwise be required; provided, however, that no such transferee shall be admitted as substitute Member in the Company unless and until JENCOM complies with the notice and documentation requirements of Section 7.1 A (1,2,3). Notwithstanding any such transfer, JENCOM shall remain obligated for all of its obligations hereunder arising both before and after such transfer, and shall, as a condition of the transfer, expressly confirm its obligations to the remaining Members at the time of the transfer.

     C. Notwithstanding anything to the contrary contained in this Article VII, WWWX may from time to time transfer its interest in the Company, or any part thereof, to any entity which is owned or controlled by it or from such entity back to WWWX without the consent of any other Member that might otherwise be required; provided, however, that no such transferee shall be admitted as substitute Member in the Company unless and until WWWX complies with the notice and documentation requirements of Section 7.1 A(1,2,3), and the consent required is obtained. Notwithstanding any such transfer, WWWX shall remain obligated for all of its obligations hereunder arising both before and after such transfer, and shall, as a condition of the transfer, expressly confirm its obligations to the remaining Member at the time of the transfer.

SECTION 7.2 EXPENSES

     Expenses of the Company or of any non-transferring Member occasioned by transfers of interests held by Members shall be reimbursed to the Company or such Member, as the case may be, by the transferring Member. Expenses of the transferring Member and taxes incurred by any non-transferring Member are not included within the foregoing reimbursement.

SECTION 7.3 WITHDRAWAL OF MEMBERS

     No Member may voluntarily withdraw or retire from the Company except upon the assignment of its entire interest in the Company (if and as permitted by this Article VII) or upon the surrender, abandonment or other voiding of its interest pursuant to the next succeeding sentence hereof. Any Member may, by at least thirty (30) days prior written notice delivered to the remaining Member, renounce its interest in all current and future profits, losses and distributions of the Company, and abandon to the Company its capital contributions; provided, however, that any such surrender, abandonment or other voiding shall not in any case affect the withdrawing Members obligations hereunder, including specifically, but without limitation, each Members respective obligations under Article III hereof to continue to make Additional Capital Contributions or Members' Loans as and to the extent called for or otherwise required thereunder.

SECTION 7.4 DEATH, LEGAL INCAPACITY, DISSOLUTION OR BANKRUPTCY OF A MEMBER

     Upon the death, legal incapacity, dissolution or bankruptcy of a Member, subject to the terms, conditions and rights provided for under Section VI I hereof, its successor or assign will have all the rights of the Member for the purpose of settling or managing its estate, and such power as the deceased, incapacitated, dissolved or bankrupt Member possessed to constitute a successor as an assignee of its interest in the Company and to join with such assignee in making application to substitute such assignee as a substituted member.

SECTION 7.5 STATUS OF INTERESTS TRANSFERRED

     In any transfer, assignment or conveyance (or retransfer, reassignment or reconveyance) of any Participation Percentage herein by a Member to the other Member or other Person in a manner specifically permitted by the express terms of this Agreement or by operation of law, the transferee or assignee shall succeed to the same share of profits and losses of the Company and the same Participation Percentages, distribution priorities and ownership rights as were incident to the interest so transferred, assigned or conveyed.

                                  ARTICLE VIII

                           DISSOLUTION AND TERMINATION

SECTION 8.1 DISSOLUTION

     A.   The Company will be dissolved:

          1. upon the withdrawal, removal, bankruptcy or dissolution of a Member, as provided herein or otherwise by the Act, unless the remaining Member(s) unanimously agree to continue the business of the Company (if more than one Member remains) within ninety (90) days after the occurrence of such event or if otherwise agreed to by the Members;

          2. provided however, that the Company shall not terminate until its affairs have been wound up and its assets distributed as provided herein or as otherwise provided herein.

     B. As used in Section VIII hereof, the term bankruptcy shall mean (i) the commencement of a Member of a voluntary case under any Chapter of the Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or the taking by a Member of any equivalent or similar action by the filing of a petition or otherwise under any other federal or state law in effect at the time relating to bankruptcy or insolvency, (ii) the filing of a petition against a Member under any Chapter of the Bankruptcy Code (Title 11 of the United States
Code), as now or hereafter in effect, or the filing of a petition seeking any equivalent or similar relief against a Member under any other federal or state law in effect as of the time relating to bankruptcy or insolvency, and in either case the failure by such Member to secure the discharge of any other such petition within sixty (60) consecutive days from the date of filing, (iii) the making by a Member of a general assignment for the benefit of his, its or any of their creditors, (iv) the appointment of a receiver, trustee, custodian or similar officer for a Member or for the property of a Member and the failure by such Member to secure the discharge of such receiver, trustee, custodian or similar officer within sixty (60) consecutive days from the date of appointment, or (v) the admission in writing by a Member of any inability to pay debts generally as they become due.

SECTION 8.2 APPOINTMENT OF LIQUIDATING MEMBER

     Upon the dissolution of the Company, if the Company's business is not continued pursuant to this Section VIII, subject in any event top the rights of any Member under Section VII hereof, the Manager or its designee shall liquidate the assets and wind up the affairs of the Company on the terms hereinafter set forth.

SECTION 8.3 DISTRIBUTIONS AND OTHER MATTERS

     Promptly upon the dissolution of the Company, if the Company's business is not continued pursuant to Section VIl hereof, and in any event subject to the rights of any Member under Section VII hereof, the Manager will cause the assets of the Company to be liquidated. After proper adjustment to the Capital Accounts pursuant to Section III (giving effect to all contributions, distributions, and allocations for all taxable years, including the taxable year during which such liquidation occurs), the proceeds of the liquidation of the Company shall be applied and distributed in the following order: (i) to the discharge of all of the Company's debts and liabilities (whether by payment or the making of reasonable provision for payment thereto, other than those to any of the Members, including expenses of liquidation, (ii) to the setting up of any reserves which the liquidator may deem reasonably necessary for any contingent liabilities or obligations of the Company, (iii) to the payment and discharge of any debts and liabilities of the Company to any of the Members, and (iv) to the Members to the extent of their positive Capital Accounts.

SECTION 8.4 DISTRIBUTIONS OF PROPERTY

     A. Upon liquidation, the Members may demand or receive property other than cash in return for their respective contributions, loans or advances or upon dissolution as provided herein, but only upon the written approval of the Manager.

     B. In the event that property is distributed (or deemed distributed pursuant to the provisions of Code Section 708) by the Company to a Member, the following special rules shall apply:

     1. the Capital Accounts of the Members shall be adjusted as provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(e) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in the Members' Capital Accounts) would be allocated to such Member if there were a taxable disposition of such property for its fair market value on the date of distribution; and

     2. the Capital Account of the Member who is receiving the distribution of property from the Company shall be charged with the fair market value of the property at the time of distribution (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Code section 752).

SECTION 8.5 ACTION DURING LIQUIDATION: STATEMENTS OF ACCOUNT

     A. A reasonable time shall be allowed for the winding up of the affairs of the Company in order to minimize any losses otherwise attendant upon such a winding up. The Manager shall make final distributions in liquidation of the Company in the manner set forth above before the later of (1) the end of the taxable year in which the date of the liquidation of the Company occurs, or (ii) 90 days after the date of the liquidation of the Company. For this purpose, the date of the liquidation of the company shall be the date on which the Company has ceased to be a going concern (within the meaning of Treasury Regulation
Section 1.704-1 (b)(2)(ii)(g).

     B. During the period of liquidation, the Manager, as trustee for the benefit of all Members as tenants in common, will take any and all action necessary or appropriate to complete such liquidation and distribution as provided in this Article, having for such purpose all of the powers enumerated in Article IV of this Agreement necessary or appropriate to accomplish the same.

     C. The Manager will prepare or cause to be prepared a final statement of the accounts of the Company as of the date of termination, and, as promptly as possible thereafter, a copy thereof will be furnished to each Member. Such statement will set forth the actual or contemplated application and distribution of the assets of the Company. Upon completion of distribution as required hereby, a further statement for the period of liquidation will be so prepared by the Manager and furnished to each Member.

                                   ARTICLE IX

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 9.1 REPRESENTATIONS AND WARRANTIES.

     A. WWWX represents and warrants to JENCOM, and its successors and assigns as follows:

     1. WWWX is a publicly traded (OTC:BB) company, duly organized, validity existing and in good standing under the laws of the State of Delaware.

          2. This Agreement has been duly and validly executed and delivered by WWWX and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, and no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental body or agency is or will be necessary or advisable in connection with the execution and delivery by WWWX of this Agreement.

     3. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor the performance of or compliance with the terms and conditions hereof, will conflict with or result in a breach of or default under any agreement or instrument to which WWWX, is a party or by which it or its properties (now owned or hereafter acquired) may be subject or bound.

     4. There is no pending or (to their knowledge after due inquiry) threatened proceeding by or before any court or governmental agency against or affecting WWWX or any of its stockholders which, if adversely decided, would have an adverse affect on the business, operations or conditions, financial or otherwise, of the Company, or on the ability of WWWX to perform its obligations hereunder or otherwise contemplated hereby, and no proceeding is pending or threatened against WWWX under any Federal or State bankruptcy or insolvency law.

     5. WWWX has filed all federal, state, local and foreign income, franchise, real and personal property, and other tax returns, estimates and statements which were required to be filed, has paid all taxes (whether income, sales, use, property, unemployment, social security, import duties, export duties and/or other) as shown on said returns, estimates and statements, and has made appropriate provision for the payment of all such taxes where returns, estimates and statements are not yet required to be filed. All said tax returns and statements correctly set forth and report the entire liability of WWWX for such taxes.

     6. WWWX has no knowledge of any intention of any of its key employees to sever employment arrangements with WWWX, and has no knowledge of any plan or intention of any of its principal customers to cancel presently existing contracts or other material business arrangements or relationship with WWWX, or to take any other action which would adversely affect the business, operation or anticipated earnings of WWWX.

     7. There are no controversies pending or threatened between WWWX and any of its employees and WWWX has not taken or failed to take any action, which would provide a reasonable basis for any such controversy. WWWX has complied with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and WWWX is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. WWWX has no knowledge of any organizational efforts presently being made or threatened by or on behalf of any labor union in respect of WWWX or its employees.

     8. The JenCom Assets contributed by WWWX to the Company include and constitute the identified assets in the acquisition agreement.

     9. WWWX has and expects to continue to have the authority and resources to fully consummate in a timely fashion the transactions contemplated by this Agreement and the other documents, instruments and agreements to be executed by and between WWWX and the Company concurrent with the execution and delivery of this Agreement.

     10. None of the information and documents furnished by WWWX or its representatives to the Company or any other Member of the Company in connection with the execution and delivery of this Agreement is false or misleading in any material respect or contains any material misstatement of fact or omits to state a material fact required to be stated to make the statements therein not misleading. WWWX has disclosed to the Company and each of the other Members of the Company all information known to WWWX which is material and relevant to the execution and delivery of this Agreement and the formation of the Company as contemplated hereby.

     B. JENCOM represents and warrants to WWWX, and its successors and assigns as follows:

     1. JENCOM is a Company, duly organized, validity existing and in good standing under the laws of the State of Delaware.

     2. This Agreement has been duly and validly executed and delivered by JENCOM and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, and no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental body or agency is or will be necessary or advisable in connection with the execution and delivery by JENCOM of this Agreement.

     3. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor the performance of or compliance with the terms and conditions hereof, will conflict with or result in a breach of or default under any agreement or instrument to which JENCOM, is a party or by which it or its properties (now owned or hereafter acquired) may be subject or bound.

     4. There is no pending or (to their knowledge after due inquiry) threatened proceeding by or before any court or governmental agency against or affecting JENCOM or any of its stockholders which, if adversely decided, would have an adverse affect on the business, operations or conditions, financial or otherwise, of JENCOM, or on the ability of JENCOM to perform its obligations hereunder or otherwise contemplated hereby, and no proceeding is pending or threatened against JENCOM under any Federal or State bankruptcy or insolvency law.

     5. JENCOM has filed all federal, state, local and foreign income, franchise, real and personal property, and other tax returns, estimates and statements which were required to be filed, has paid all taxes (whether income, sales, use, property, unemployment, social security, import duties, export duties and/or other) as shown on said returns, estimates and statements, and has made appropriate provision for the payment of all such taxes where returns, estimates and statements are not yet required to be filed. All said tax returns and statements correctly set forth and report the entire liability of JENCOM for such taxes.

     6. JENCOM has no knowledge of any intention of any of its key employees to sever employment arrangements with JENCOM, and has no knowledge of any plan or intention of any of its principal customers to cancel presently existing contracts or other material business arrangements or relationship with JENCOM, or to take any other action which would adversely affect the business, operation or anticipated earnings of JENCOM.

     7. There are no controversies pending or threatened between JENCOM and any of its employees and JENCOM has not taken or failed to take any action, which would provide a reasonable basis for any such controversy. JENCOM has complied with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and JENCOM is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. JENCOM has no knowledge of any organizational efforts presently being made or threatened by or on behalf of any labor union in respect of JENCOM or its employees.

     8. The JenCom Assets contributed by WWWX to the Company include and constitute the identified assets in the acquisition agreement.

     9. JENCOM has and expects to continue to have the authority and resources to fully consummate in a timely fashion the transactions contemplated by this Agreement and the other documents, instruments and agreements to be executed by and between JENCOM and the Company concurrent with the execution and delivery of this Agreement.

     10. None of the information and documents furnished by JENCOM or its representatives to the Company or any other Member of the Company in connection with the execution and delivery of this Agreement is false or misleading in any material respect or contains any material misstatement of fact or omits to state a material fact required to be stated to make the statements therein not misleading. JENCOM has disclosed to the Company and each of the other Members of the Company all information known to JENCOM which is material and relevant to the execution and delivery of this Agreement and the formation of the Company as contemplated hereby.

                                   ARTICLE X

                                   AMENDMENTS

SECTION 10.1 AMENDMENTS

     The power to adopt, alter, amend or repeal this Agreement is vested solely in the Members. This Agreement may be altered, amended or repealed, or a new limited liability company agreement may be adopted, only by the unanimous vote or consent of the Members. The Manager may not adopt, alter, amend or repeal any provision of this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1 MANNER OF GIVING NOTICE

     Except as otherwise expressly provided in this Agreement, all notices, demands, requests, or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be given either (a) in person upon an executive officer, (b) by mail, certified or registered, return receipt requested, postage prepaid, (c) by prepaid telegram, telex, cable, telecopy, or similar means (with signed confirmed copy to follow by mail in the same manner as prescribed by clause (b) above) or (d) by expedited delivery service (charges prepaid) with proof of delivery. For purposes of the foregoing, any notice required or permitted to be given shall be deemed to be delivered and given on the date actually delivered to the address specified in this Article II.

SECTION 11.2 WAIVER OF NOTICE

     Whenever any notice is required to be given to any Member or the Manager of the Company under the provisions of the Act, the Certificate of Organization or this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

SECTION 11.3 NO COMPANY SEAL

     The Company shall not have a Company seal, and no agreement, instrument or other document executed on behalf of the Company that would otherwise be valid and binding on the Company shall be invalid or not binding on the Company solely because no Company seal is affixed thereto.

SECTION 11.4 PUBLIC ANNOUNCEMENTS.

     Except as otherwise required by law, each Member shall consult with the other Members prior to issuing any public announcement, statement or other disclosure with respect to the Company, such Member's participation therein and the transactions contemplated by this

Agreement and shall not issue any such announcement, statement or disclosure without the consent of all Members.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written.


WORLDWIDE WEB NETWORX CORPORATION


BY: //s//  WARREN ROTHSTEIN
   ------------------------------

TITLE:     Chairman
      ---------------------------


JENCOM DIGITAL TECHNOLOGIES, LLC


BY: //s//  HENRY KAUFTHEIL
   ------------------------------

TITLE:     Manager
      ---------------------------